# Proven Performance, Poised for Growth

## Analyst / Investor Day

February 7, 2006



# Welcoming Remarks

**Kathy M. Costner**

Vice President, Investor Relations

February 7, 2006

# Cautionary Notes and Forward-Looking Statements

Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including any earnings guidance for fiscal 2006, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequent reports filed with the Securities and Exchange Commission.

We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the Company and to exclude recoveries resulting from our vitamin and methionine and other litigation and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.

"EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

# Management Team Presenting

| | |
|---|---|
| Lonnie "Bo" Pilgrim | *Co-Founder and Chairman* |
| O.B. Goolsby, Jr. | *President and Chief Executive Officer* |
| Richard A. Cogdill | *Chief Financial Officer* |
| J. Clinton Rivers | *Chief Operating Officer* |
| Gary Treat | *Senior Vice President, Food Safety and Quality Assurance* |
| Robert Wright | *Executive Vice President, Sales and Marketing* |

# Proven Performance, Poised for Growth



**Lonnie "Bo" Pilgrim**
Co-Founder and Chairman





# Proven Performance, Poised for Growth

**O.B. Goolsby, Jr.**

President & Chief Executive Officer

*February 7, 2006*

# Pilgrim's Pride

## Our Vision:

***To be a world-class food company…***

***better than the best.***

## Our Mission:

***Our job is outstanding customer***

***satisfaction…every day!***

# Pilgrim's Pride Product Portfolio

COUNTRY PRIDE CHICKEN

PIERCE CHICKEN

SUPER-CHIK'N



Honey-Dipt

PIERCE CHICKEN Wing-Zings



Masterpiece
TURKEY
FAT FREE
LEGACY
SMOKED
TURKEY
Heritage
TURKEY BREAST
FAT FREE
GOURMET
TURKEY BREAST
FAT FREE
Valley Pride
Natural flavor & shape

PIERCE CHICKEN WING DINGS

TRU-DANISH

EGGSPLUS

# Pilgrim's Pride at a Glance

- Second largest chicken producer in US and Mexico
- Market capitalization of approx $1.7 billion
- Record net income of $265 million, or $3.98 per share, in FY2005
- Award-winning preferred supplier to foodservice and retail industry leaders
- Approx 45% of LTM 12/31/05 US chicken sales are higher margin value-added products
- Experienced, strong and stable management team

# Solid Leadership Position

## U.S. Chicken Market

| Company | 2004 Market Share (%) | Geographic Reach |
|---|---|---|
| Tyson Foods, Inc. | 23.2 | National |
| **Pilgrim's Pride** | **15.4** | **National** |
| Gold Kist, Inc. | 8.9 | Regional |
| Perdue Farms, Inc. | 7.4 | Regional |
| Sanderson Farms, Inc. | 4.0 | Regional |
| Wayne Farms, LLC | 3.8 | Regional |
| Foster Farms | 3.3 | Regional |
| Mountaire Farms, Inc. | 3.2 | Regional |
| Eight Largest Producers | 69.2 | Regional |
| All Others | 30.8 | Regional |
| Total | 100.0 | |

*Source: Watt Poultry USA February 2005*

# Largest Pure-Play Company in Poultry


Sales by Division
U.S. Chicken
Turkey
Mexico Chicken
Other US
Other Mexico
77.9%
3.6%
7.1%
11.0%
0.4%

Total Sales LTM 12/31/05:
$5,666.3 mm


U.S. Chicken Sales
Prepared Chicken
44.5%
7.4%
Other
48.1%
Fresh Chicken

Total Sales LTM 12/31/05:
$4,411.3 mm

# Powerful Earnings Growth Strategy

- Driving growth in value-added Prepared Foods
  - Well-positioned to capitalize on favorable consumption trends
  - A leading supplier to quick service restaurants
  - Expanding presence in broadline food service distribution
- Adding new accounts through expanded national footprint
  - One of only two players to service national operators
  - Platform to significantly expand retail presence
- Achieving additional operational efficiencies
- Capitalizing on increased chicken consumption in Mexico

# Transformations Achieved Over Last Two Years

- Strengthened competitive position
  - Reinforced fast-growing, higher-margin product mix
  - Significantly increased size and scale
  - Enhanced technological leadership and cost-efficiencies
- Expanded and enhanced brand portfolio
  - Pierce®, Country Pride®, Easy-Entrée®,To-Ricos®, Wing-Dings®
- Broadened geographic reach
  - Complementary operations with processing facilities and distribution centers in Southeastern region of US
  - Established solid foothold in Puerto Rico, a profitable market
- Improved distribution capabilities
  - Gained established relationships with broad-line national distributors
  - Expanded customer base
  - Provided customers with access to a broader range of standard and specialty chicken products from a single source

# Expanded North American Footprint



Franconia
New Oxford
Moorefield
Broadway
Sacramento
Salt Lake City
Oskaloosa
Mayfield
North Wilkesboro
Marshville
Batesville
Clinton
Chattanooga
Dalton
Athens, AL
Gainesville
Canton
DeQueen
Phoenix
El Dorado
Elberton
Athens, GA
Mt. Pleasant
Farmerville
Dallas
Arlington
Jackson
Shreveport
Bossier City
Natchitoches
Enterprise
El Paso
Waco
Nacogdoches
Lufkin
Houston
San Antonio
Plant City
Prepared Foods Processing
Chicken Processing – Fresh
Turkey Processing – Fresh
Distribution Centers
Reynosa
Monterrey
Aibonito
San Luis Potosí
Tampico
Aguascalientes
Mérida
Cancún
Puerto Vallarta
Los Cues
Guadalajara
Xalapa
Tepeji del Rio
Veracruz
Morelia
San Andrés Tuxtla
Tlalnepantla
Villahermosa
Coatzacoalcos

# Successful Integration Track Record

## How We Do It

- Strategic Synergy Teams
  - Joint transition team of senior executives
    - Production
    - Sales and marketing
    - Supply chain / purchasing
  - Function specific sub-teams
    - Human resources
    - Finance
    - Information technology

## Proven Results

- $125 million of annualized synergies realized in FY2005
- All operations integrated on systems platform within 10 months

# Turkey Restructuring Milestones

- April 2004: Announced plans to restructure turkey business with new focus on value-added turkey products
- April 2004: Introduced Signature Turkey line – a premium line of butter-basted turkey products
- September 2004: Sold commodity turkey production facility in Hinton, VA and associated feed mill in Broadway, VA
- March 2006: Will cease production of ground turkey and cooked turkey deli breast meat items to focus strictly on profitable refrigerated salads line
  - Limited turkey operations to fresh and frozen whole turkeys, produced in New Oxford, PA

***The latest actions are expected by the company to generate annualized pre-tax earnings of approximately $10 - $15 million per year***

# Mexico Strategy

**Capitalize on significant growth opportunities through continued emphasis on:**

- Being a low-cost producer
- Strengthening presence in center of country
- Expanding distribution beyond our current capabilities in 26 out of 32 states
- Significantly improving service

# Increasing Consumption in Mexico



Mexico Per Capita Consumption
(In Pounds)
90
80
70
60
50
40
30
20
10
0
5.31 % CAGR
Include US & others importation
Include US importation
6.48 % CAGR
4.68% CAGR
3.44 % CAGR
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006P
2007P
2008P
2009P
2010P

Source: UNA Bulletin April 2005

# Trend Toward Consolidating Marketplace in Mexico


1993
Other Top 8
28%
All Others
48%
Pilgrim's
Pride
11%
Bachoco
13%


2005
Other Top 8
29%
All Others
25%
Pilgrim's
Pride
13%
Bachoco
33%

Source: [illegible]

# Outpacing Industry Growth



1 Year
5 Years
10 Years
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(Growth in Ready-to-Cook Pounds)
3.3%
8.0%
2.9%
23.7%
3.5%
15.8%
2005
2000-2005
1995-2005
U.S. Chicken Industry
Pilgrim's Pride

***Pilgrim's Pride's successful business strategy has enabled it to dramatically outperform average industry growth levels***

*Source: National Chicken Council*

# US Chicken Consumption Outpacing Other Proteins



CAGR
Chicken +88.1%
+2.4%
Beef (16.4%)
(0.7%)
Pork (12.7%)
(0.5%)
Turkey +58.3%
+1.7%
Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007E
Chicken
Turkey
Pork
Beef

*Source: January 17, 2006 USDA/National Chicken Council*

# Worldwide Exports


Russia
Ukraine
Romania
Azerbaijan
Iraq
China
Taiwan
Mexico
Cuba
Angola

*Represents top ten countries PPC exports leg quarters to by volume*

# Recent Developments in Export Market

- Export shipments
  - 5% below prior year as of November 2005
  - Expected to be flat in January and up 3% for 2006 by USDA
- Cold storage as of December 2005
  - Total chicken up 28% over December 2004
  - Total chicken up 5% over November 2005
  - Leg quarters up 131% over December 2004
  - Leg quarters up 12% over November 2005
- Leg quarter pricing
  - For FY2005, up 12.8% to $0.36/lb year-over-year
  - As of 02/01/06, down 17.2% to $0.24/lb year-over-year

# Forecasted Expansion in Industry Exports



25
20
15
10
5
0
% broiler volume exported
1966-1975
1976-1985
1986-1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
2006E
2007E

***Export expansion complements U.S. business, provides strong market for dark meat and assists in stabilizing market pricing***

*Source: January 17, 2006 National Chicken Council.*

# Unparalleled Management Expertise and Commitment

| Name | Title | Years with Company | Years in Industry |
|---|---|---|---|
| Lonnie "Bo" Pilgrim | Chairman of the Board | 59 | 59 |
| Clifford E. Butler | Vice Chairman of the Board | 37 | 43 |
| O.B. Goolsby, Jr. | President, Chief Executive Officer and Director | 31 | 31 |
| Richard A. Cogdill | Chief Financial Officer, Secretary, Treasurer and Director | 14 | 14 |
| J. Clinton Rivers | Chief Operating Officer | 19 | 24 |
| Robert Wright | Executive Vice President – Sales and Marketing | 2 | 25 |
| Gary Treat | Senior Vice President – Quality Assurance and Food Safety | 19 | 30 |
| | | | **226** |

# Our Unique Culture Breeds Success

- Our collective pursuit of Continuous Improvement (CI) creates an empowering environment where all partners (employees) can excel
- CI is our guiding management philosophy – "It's not the person…it's the process."
- Based on three cornerstones:
  - Quality
  - Process improvement
  - Team work

# Putting Our People First

## Living by the Golden Rule

- We create an environment where people are treated well and feel they are vested in our process
- We invest more in training and improving our people than anyone else in the industry
  - Reimburse continuing education for all partners
- Open door communication policy for all
- Management leads by example
- Access provided to chaplains for support

***Our growth creates stability for our workforce and opportunity for advancement.***

## Our Partners Reach a Milestone

- Our Lufkin, TX facility celebrated 5 million work hours without a lost-time injury
  - Total commitment of plant management
  - Cooperation of each employee
- Safety program at Lufkin is successful due to ongoing efforts by safety committees, safety monitors and the commitment of supervisors to keep areas safe

***Company employees worked more than 540 consecutive days without a lost-time injury!***

# Proven Performance, Poised for Growth

- Capable management team
  - Business strategy
  - Clarity of vision (e.g. strategic goals)
- Capital structure
  - Strong balance sheet
    - NYSE listed (66.5 million shares)
    - Growth oriented and value-added stock
- Vertically integrated
  - Largest pure-play company in poultry
  - Geographically diversified
- Driving growth in value-added prepared foods
- Adding new accounts through expanded national footprint
- Achieving additional operational efficiencies

# Proven Performance, Poised for Growth





## Building Shareholder Value Through Prudent Financial Management

**Richard A. Cogdill**
Chief Financial Officer

*February 7, 2006*

# Pilgrim's Pride Today

- Largest pure-play chicken producer in the US (#2 overall)
  - Scale, product offering and national distribution capability
  - One of only two US producers capable of supplying largest customers nationwide
- Focus on prepared foods drives sustainable growth and leads to greater stability
  - ~45% of LTM 12/31/05 US chicken sales from higher margin prepared foods
  - One of fastest growing and most profitable segments in industry

# Pilgrim's Pride Today (cont'd)

- Improved industry fundamentals
  - Consolidation has led to more rational behavior among industry players; top 3 players control over 50% of market
  - Evidenced by controlled supply growth and improved industry profitability, especially over last five years
- Operational performance driving strong financial results
  - 11.4% CAGR in EBITDA(1) from FY2001 to FY2005(2)
  - Significant free cash flow and long-dated debt maturity provide strong credit protection and liquidity in down cycle
  - Compares favorably against agribusiness/protein peers; among the lowest in leverage and strongest cash flow coverage statistics

(1) Pro forma for ConAgra chicken acquisition and synergies.

(2) See Appendix E for EBITDA Reconciliation

# Summary Operating Results – Sales Segments

($ in millions)

| | LTM 12/31/05 | LTM 1/01/05 | % Change | FY2006 Quarter 1 | FY2005 Quarter 1 | % Change |
|---|---|---|---|---|---|---|
| Chicken Sales: | | | | | | |
| United States | $ 4,410.6 | $ 4,382.6 | 0.6% | $ 1,034.2 | $ 1,034.9 | -0.1% |
| Mexico | 398.8 | 370.4 | 7.7% | 92.4 | 96.9 | -4.6% |
| Total Chicken Sales | $ 4,809.4 | $ 4,753.0 | 1.2% | $ 1,126.6 | $ 1,131.8 | -0.5% |
| Total Turkey Sales | 187.0 | 272.7 | -31.4% | 61.9 | 79.8 | -22.4% |
| Sale of Other Products | | | | | | |
| United States | 624.6 | 641.7 | -2.7% | 153.5 | 155.0 | -1.0% |
| Mexico | 20.9 | 20.2 | 3.5% | 1.8 | 1.6 | 12.5% |
| Total Sale of Other Products | 645.5 | 661.9 | -2.5% | 155.3 | 156.6 | -0.8% |
| **Total Net Sales** | $ 5,641.8 | $ 5,687.6 | -0.8% | $ 1,343.8 | $ 1,368.2 | -1.8% |

# Summary Operating Results - Operating Income

| ($ in millions) | LTM 12/31/05 | LTM 1/1/05 | FY2006 Quarter 1 | FY2005 Quarter 1 |
|---|---|---|---|---|
| **Operating Income (Loss):** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 371.0 | $ 372.9 | $ 53.9 | $ 88.6 |
| Mexico | 27.6 | 3.9 | (7.1) | 5.2 |
| Sub Total | $ 398.6 | $ 376.8 | $ 46.8 | $ 93.8 |
| Turkey | (23.5) | (109.7) | (5.6) | (4.8) |
| Other Products: | | | | |
| United States | 11.3 | 30.8 | 4.5 | 1.6 |
| Mexico | 4.6 | 3.6 | 0.5 | 0.4 |
| Sub Total | $ 15.9 | $ 34.5 | $ 5.0 | $ 2.0 |
| **GAAP Operating Income** | **$ 391.0** | **$ 301.6** | **$ 46.2** | **$ 91.0** |
| Operating Margin | 6.93% | 5.30% | 3.44% | 6.65% |
| Turkey Restructuring & non-recurring items | - | 23.9 | - | - |
| Adjusted Operating Income | **$ 391.0** | **$325.5** | **$ 46.2** | **$ 91.0** |
| Operating Margin before Turkey Restructuring & non-recurring items | 6.93% | 5.72% | 3.44% | 6.65% |

# Strong Balance Sheet


($ in millions)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,246
$634
$690
$923
$2,512
$595
$693
$1,224
$2,563
$699
$683
$1,181
2004
2005
1Q FY06
Assets
Short-Term Liabilities
Long-Term Liabilities
Equity

# Well-Capitalized

| ($ in millions) | 10/2/04 | % of 10/2/04 | 10/1/05 | % of 10/1/05 | 1st Qtr 12/31/05 | % of 12/31/05 |
|---|---|---|---|---|---|---|
| Cash and Cash Equivalents | 38.2 | | 132.6 | | 112.4 | |
| Senior Secured Credit Facilities | - | - % | - | - % | - | - % |
| Notes Payable to Ins. Company | 123.9 | 8.4 | 107.8 | 6.2 | 97.7 | 5.7 |
| 9 5/8% Senior Notes due 2011 | 303.0 | 20.7 | 302.6 | 17.3 | 302.5 | 17.8 |
| 9 1/4% Senior Sub. Notes due 2013 | 100.0 | 6.8 | 100.0 | 5.7 | 100.0 | 5.9 |
| Other Debt | 17.4 | 1.2 | 17.1 | 1.0 | 17.0 | 1.0 |
| Total Debt | 544.3 | 37.1 | 527.5 | 30.1 | 517.2 | 30.4 |
| Total Stockholders' Equity | 923.0 | 62.9 | 1,223.6 | 69.9 | 1,183.4 | 69.6 |
| Total Capitalization | 1,467.3 | 100.0 % | 1,751.1 | 100.0 % | 1,700.6 | 100.0 % |

# Debt Maturity Profile

- **No near-term debt maturity provides further credit protection and liquidity for Pilgrim's Pride**
- **Annual interest expense of ~$44 million**



($ in millions)
$8.6
$8.8
$9.1
$9.3
$11.0
$302.6
$302.6
$62.6
$9.6
$53.1
$154.7
$54.7
$100.0
$4.7
$2.9
2006
2007
2008
2009
2010
2011
2012
2013
2019
Other
(1)
Bond
Notes Payable
Industrial Revenue Bond

Note: Other debt consists of variable notes payable.
Maturity Profile is based on calendar.
(1) Notes payable consists of $107.8 million to an insurance company and other notes payable of $2.9 million.

# Credit Ratios Reflect Financial Strength

| | FYE 2005 | Q1 FY2005* | Q1 FY2006* |
|---|---|---|---|
| EBITDA / Interest Expense (**) | 12.82x | 9.95x | 8.86x |
| Total Debt / EBITDA (**) | 0.94x | 1.22x | 1.00x |
| Net Debt / EBITDA (**) | 0.70x | 0.83x | 0.67x |
| Total Debt / Total Capital | 30.1% | 35.5% | 30.5% |
| Net Debt / Total Capital | 24.4% | 27.2% | 22.7% |
| Net Worth (millions) | $1,223.6 | $970.4 | $1,181.1 |
| Book Value/Common Share | $18.38 | $14.58 | $17.67 |

(*) For 1Q FY2005 and 1Q FY2006, EBITDA used in this calculation is based on the LTM periods ending January 1, 2005 and December 31, 2005, respectively. See Appendix A for reconciliation.

(**) FY 2005, EBITDA used in this calculation has been adjusted. See Appendix A for reconciliation.

# Strong Gross Margin Percentage of Sales

**Fiscal Years Ended**



17.5%
15.5%
13.5%
11.5%
9.5%
7.5%
5.5%
3.5%
1.5%
11.1%
9.7%
6.5%
7.7%
9.9%
13.2%
12.5%
2000
2001
2002
2003
2004
2005
LTM 12/31/05

# Operating Income

**Fiscal Years Ended**
($ in millions)



435.8
391.0
265.3
94.5
80.5
63.6
29.9
430
390
350
310
270
230
190
150
110
70
30
(10)
2000
2001
2002
2003
2004
2005
LTM 12/31/05
U.S.
Mexico

# Interest Expense Percentage of Sales

**Fiscal Years Ended**



1.7%
1.6%
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1.2%
1.4%
1.3%
1.5%
1.0%
0.9%
0.9%
0.6%
2000
2001
2002
2003
2004
2005
1Q 2005
1Q 2006
Actual
1Q Actual

# Prudent Management of Capital Expenditures



Fiscal Years Ended
($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$135.9
$57.9
$77.4
2000
2001
2002
2003
2004
2005
LTM 12/31/05

**The Company projects FY 2006 capital expenditures of approximately $180 - 200 million**

# Working Capital


Fiscal Years Ended
($ in millions)
500
450
400
350
300
250
200
150
100
50
0
$125
$203
$179
$211
$384
$405
$492
$372
2000
2001
2002
2003
2004
2005
1Q 2005
1Q 2006

# Protein / Agribusiness Industry Peer Comparisons

## Total Debt / EBITDA


1.6x
2.1x
1.9x
3.1x
2.9x
1.0x
3.1x
4.6x
0.5x
BB 3.4x
BBB 2.6x
BG (1)
TSN
GPO
DF
SFD
PPC
DLM
Swift
GKS

Ratings:

Note: Reflects median of 5 year average for S&P BBB and BB companies.
WR = Withdrawn rating.

(1) Adjusted for readily marketable inventories.

## EBITDA / Interest Expense


6.4x
5.7x
7.9x
4.4x
5.4x
12.6x
3.3x
2.0x
11.3x
BBB 6.9x
BB 4.7x
BG (1)
TSN
GPO
DF
SFD
PPC
DLM
Swift
GKS

Ratings:

Note: Reflects median of 5 year average for S&P BBB and BB companies.
WR = Withdrawn rating.

(1) Adjusted for readily marketable inventories.

## EBITDA

($ in millions)


$1,104
$1,355
$283
$690
$782
$563
$423
$163
$266
BG (1)
TSN
GPO
DF
SFD
PPC
DLM
Swift
GKS

Ratings:

Note: EBITDA for PPC is adjusted to exclude turkey recall and restructuring, vitamin and methionine litigation settlements and non-recurring recovery related to insurance settlement recall. See Appendix C for reconciliation.

(1) Adjusted for readily marketable inventories.

# Impressive Financial Performance Recognized by Market

## Pilgrim's Pride Share Price (as of 1/19/06)


Stock Price
$25.52
+83.7%
$43
$38
$33
$28
$23
$18
$13
Share Price
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Volume in Thousands
11/6/03
2/3/04
5/2/04
7/31/04
10/28/04
1/26/05
4/25/05
7/24/05
10/21/05
1/19/06
Volume
Pilgrim's Pride Corp.

## Pilgrim's Pride Senior and Senior Subordinated Notes (as of 1/19/06)


9.625% Sr. Notes
Price: 106.25
Yield: 6.94%
9.25% Sr. Sub Notes
Price: 106.50
Yield: 7.83%
116
112
108
104
100
96
Bond Price
4.0%
6.0%
8.0%
10.0%
Yield Range
11/6/03
2/3/04
5/2/04
7/31/04
10/28/04
1/26/05
4/25/05
7/24/05
10/21/05
1/19/06
9.625% Sr. Notes due 2011
9.25% Sr. Sub. Notes due 2013

# Net Sales & Shareholder Equity Continue Upward Trend



Million $
Sales
6000
5000
4000
3000
2000
1000
0
1225
1050
875
700
525
350
175
0
Equity
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Net Sales
Stockholders Equity

**Compounded Annual Growth Rates**

**Historical**

| | Thru FY2003 | Thru FY2005 |
|---|---|---|
| Sales | 14.4% | 16.8% |
| Equity | 19.0% | 22.3% |

# Robust Stock Performance Has Driven Strong Shareholder Returns

| | PPC | S&P |
|---|---|---|
| Return Since 11/24/03: | 75.3% | 20.1% |



40
35
30
25
20
15
10
5
0
9/30/2002
1/8/2003
4/19/2003
7/29/2003
11/7/2003
2/16/2004
5/27/2004
9/5/2004
12/15/2004
3/26/2005
7/5/2005
10/14/2005
1/23/2006
PPC
CHXa
CHX
June 9, 2003 CAG Chicken Division Acquisition Announced
August 21, 2003 Combination of Class A and Class B Common Stock Announced
November 24, 2003 ConAgra Chicken Division Acquisition & Stock Combination Completed
CAG Stockholdings Sales:
12/7/04 - 10 Million Shares
8/3/05 - 15.4 Million Shares

# Financial Goals Going Forward

- Utilize free cash flow to fund internal growth
- Continue reducing leverage with excess cash-flow
- Selectively pursue expansion opportunities that generate high rates of return

***Committed to creating shareholder value***

# Proven Performance, Poised for Growth

## Analyst / Investor Day

February 7, 2006

# Proven Performance, Poised for Growth





## Driving Sustainable Growth Through Operational Excellence

**J. Clinton Rivers**

Chief Operating Officer

*February 7, 2006*

# Diversified Product Offering

## PILGRIM'S PRIDE

### U.S. CHICKEN

#### Prepared Foods

- Value-added, further processed chicken products, primarily sold to foodservice customers
- 45% of US Chicken Sales
- 34% of Total Sales

#### Fresh Chicken

- Non-frozen chicken sold primarily in parts to retail and foodservice customers
- 48% of US Chicken Sales
- 38% of Total Sales

#### Export & Other

- Non-frozen and frozen chicken sold whole or in parts (primarily dark meat)
- 9% of US Chicken Sales
- 7% of Total Sales

### U.S. TURKEY

#### Prepared Foods

- Value-added, further processed turkey products, sold to foodservice and retail customers
- 46% of Turkey Sales
- 2% of Total Sales

#### Fresh Turkey

- Fresh and frozen turkey sold whole or in parts, and value-added further processed turkey products
- 51% of Turkey Sales
- 2% of Total Sales

#### Export and Other

- Non-frozen and frozen turkey sold whole or in parts (primarily dark meat)
- 3% of Turkey Sales
- 0% of Total Sales

### MEXICO

- 2nd largest producer of chicken
- Fresh Eviscerated, Tray Pack, Rotisserie, and N.Y. dressed chicken products
- 7% of Total Sales

*Percentages are for the LTM Period Ending 12/31/05*

# Key Operating Goals

| | |
|---|---|
| **Driving sustainable growth** | Focus on value-added prepared foods that deliver higher margins and mitigate impact of volatile commodity prices |
| **Generating improved operating efficiencies** | Aggressive logistics management, raw material sourcing and increased production capacity |
| **Maintaining leadership in consolidating industry** | Continually evaluating strategic opportunities, both through organic growth and acquisition |
| **Delivering shareholder value** | Consistently growing sales, revenues, earnings and net income |

# Driving Sustainable Growth

- Made major consolidating acquisitions in January 2001 and November 2003
  - Acquired what were seventh largest poultry and fourth largest chicken companies, respectively, at time of transactions
- Acquisition of non-integrated prepared foods operations
  - Waco, TX plant, 1997: Increased production from 15 million pounds to 125 million pounds today
  - Bossier City, LA plant, 2006: Increased capacity from approximately 60% to nearly 100%
- Organic growth in US and Mexico over last five years
  - CAGR 6.0%
- Continued focus on customer-driven R&D

# Poultry Processing Facilities Cover Key Producing States


New Oxford
Broadway, VA
Moorefield, WV
Mayfield, KY
Chattanooga, TN
Marshville, NC
Clinton, AR
El Dorado, AR
Canton, GA
Dalton, GA
DeQueen, AR
Gainesville, GA
Mt Pleasant, TX
Batesville, AR
Dallas, TX
Athens, AL
Farmerville, LA
Athens, GA
Nacogdoches, TX
Enterprise, AL
Lufkin
Natchitoches, LA
San Luis Potosi
Queretaro
Tepeji del Rio
Chicken Processing
Turkey Processing

# Prepared Foods Plants Drive Company Performance



Franconia
Moorefield, WV
Chattanooga, TN
Elberton, GA
Dallas, TX
Mt Pleasant, TX
Farmerville, LA
Bossier City, LA
Waco
Nacogdoches, TX
Prepared Foods - Chicken
Acquired in October of 2005:
Prepared Foods - Chicken

# North American Distribution Centers



Sacramento, CA
Salt Lake City, UT
Phoenix
El Paso
Arlington
Dallas, TX
Mt Pleasant, TX
Shreveport, LA
El Dorado, AR
Jackson, MS
North Wilkesboro, NC
Plant City, FL
San Antonio
Houston, TX
Monterrey
Reynosa
Tampico
San Luis Potosi
Queretaro
Tepeji del Rio
Guadalajara
Veracruz
Pto. Vallarta
Mexico City
Tlalnepantla
Merida
Cancun
Coatzacoalcos
Villahermosa
Distribution Centers

# Driving Operational Excellence: 2005 Accomplishments

- Broadway, VA – Conversion from Case Ready to Prepared Foods
- Athens, GA – High speed rail unloading
- Mount Pleasant, TX – TSM portioning
- Gainesville, GA – Check weight system
- Mayfield, KY – High speed eviscerating lines

# Driving Operational Excellence: 2006 Projects

- Continue to invest in existing operating facilities to improve productivity and yield increase
  - El Dorado, AR
  - Bossier City, LA
  - Mayfield, KY
  - Marshville, NC
- Driving variable costs lower by optimizing product throughput
  - High speed rail unloading facilities
- Investing in productivity-enhancing technology
  - Cooking fryers and ovens
  - Freezers
  - Sizing equipment

# Prudent Management of Capital Expenditures

Fiscal Years Ended
($ in millions)



Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$135.9
$57.9
$77.4
2000
2001
2002
2003
2004
2005
LTM 12/31/05

**The Company projects FY 2006 capital expenditures of approximately $180 - 200 million**

# Delivering Shareholder Value

- Operational performance has generated strong financial results
- One of only two US producers with ability to supply largest customers
- Continued focus on value-added products
  - Drives higher margin growth
  - Diminishes impact of down swings in commodity cycle
  - Increases profits
  - Presents opportunity to capture bigger share of market

# Significantly Enhanced US Footprint

## Improved distribution capabilities

- Well-established relationships with broadline national distributors
- Direct distribution channels to retail, restaurant and foodservice customers nationwide
- One-stop source for broad range of standard and specialty chicken products
- Positioned to better meet needs of consolidating supermarket industry

## Broader geographic reach for fresh chicken products

- Operating facilities and distribution centers in Southwest, Mid-Atlantic and Southeastern US
- Puerto Rico
  - Largest chicken distributor
  - ~60% share of fresh market

# Leading Through Innovation

## Technological Advancements

- TSM – Breast Fillet Portioning Equipment
  - Provides improved length and width consistency vs. hand portioned fillets
- State-of-the-art freezer – Pittsburg, TX
  - 125,000 sq ft of storage
  - Fully automated
- Further Processing Facility – Waco, TX
  - State-of-the-art equipment

# Prepared Foods Plant



# Continuous Improvement (CI)

- Guiding management philosophy and the way we choose to do business
- Empowers partners to identify, quantify and eliminate waste by examining each and every one of their processes on a daily basis
- Creates leaders who are customer focused and manage variation within processes for maximum customer satisfaction
- Helps leaders understand and communicate to others not only the "big picture" but also how each process and every partner fits into PPC as a whole

***One of the most important goals of CI is to create an empowering environment where all partners can excel***

# Maintaining Our Leadership in a Consolidating Industry

- Well-positioned as #2 producer in industry
- A leading supplier of quick-service restaurants
- Growing presence in broadline distribution
- Strong position in retail
- Disciplined approach to strategic acquisition opportunities

Proven Performance,
Poised for Growth





# Ensuring Food Safety Delivering Superior Products and Services to Customers

**Gary Treat**

Senior V.P., Quality Assurance & Food Safety

*February 7, 2006*

# Food Safety is Our Number One Priority

- Goal:
  - Provide safe, nutritious, healthy and affordable products for consumers


BREAST NUGGETS
FULLY COOKED
BUFFALO WINGS
FULLY COOKED
INSPECTED
U.S.
DEPARTMENT OF AGRICULTURE
PLANT NUMBER ON BACK
USDA
A
GRADE

# Leading the Industry in Food Safety Initiatives

- Active and successful microbiological survey and testing regiment for all "Ready-to-Eat" production facilities
  - Initiated prior to USDA directives for microbiological control
- Well below USDA regulated standard for Salmonella
  - Average results across processing facilities is less than half regulated standard
  - Results are approx half of the industry average
- Hazard Analysis and Critical Control Points (HACCP)
  - Initiated in 1989, approx 10 years ahead of USDA mandate

# Hazard Analysis and Critical Control Points (HACCP)

- Hazard Analysis and Critical Control Points (HACCP)
  - Initiated in 1989, approx 10 years ahead of USDA mandate
  - Developed by NASA
  - Identify potential hazards
  - Set up critical control points
  - Monitor other quality control points (attributes)

# Interactive Audit System

Quality Assurance Home Page

Customer specific audit links



INTRANET
Our Job Is Outstanding Customer Satisfaction, Every Day!
Company Links
What's Cookin' at Pilgrim's Pride
Pilgrim's Pride Corporation named one of the best mana companies in America by Forbes
Quality Assurance Prepared Foods
PILGRIM'S PRIDE
Customer Links:

# Interactive Audit System


Customer Requirements
Linked PPC Policies
Recall Procedures
Establishing a Recall Contact List
Establishment of a Recall Program
Address http://dlpweb/QA/PreparedFoods/Tricon%202001/Tricon%20FSA%202001%20Link.htm
Work areas are orderly with tools and processing supplies properly sto
Facility and personnel adhere to Good Laboratory Practices which are
Foreign material control methods are used and are evaluated to ensure proper operation.
Temperature control measures are effective.
Review of Records
6.0 Product Recovery
Comments
A documented Product Recall program is established.
Auditor verifies supplier can identify, track and locate 100% of raw materials used in Tricon product to finished Tricon product lots and on to first external customer "within 2 hours".
Traceability Procedures, SAP Screen ZR90 and "Where Used?" on Batch Info.
Done
Local intranet

# Interactive Customer Audit System


Establishment of a Recall Program
Rework Policy
Specification Deviation Policy

**All internal policies posted on intranet**

# Our Results Speak for Themselves

- In 2005, our customers presented us with awards for:
  - Distinguished Supplier
  - Vendor Partnership
  - **Quality Supplier of the Year**
  - Outstanding Vendor of the Year
  - Poultry Supplier of the Year
  - **Quality Systems Audit Award**

# Quality Assurance & The 14 Points of Continuous Improvement

- Constancy of purpose
- Adopt a new style of management
- **Cease dependence on inspection**
- Avoid doing business on price tag alone
- Continuous improvement of processes
- Training and re-training
- Improvement of leadership
- Drive out fear
- Departments must work together
- Continuous Improvement provides its own motivation
- Work standards and quotas shall not limit our performance
- Remove barriers that rob partners of their right to pride of workmanship
- Institute education and self-improvement
- Do it!

# Rigorous Survey and Testing Program

- Maintaining consistency in quality attributes is a shared responsibility
  - Quality Control Measures
    - Specs and audits
    - Shape
    - Length
    - Width
    - Percent breading
    - Net weight
    - Organoleptic testing

# Key Safety and Quality Assurance Tools

- Shop Floor Data Collection
  - Completed at Mt. Pleasant, Dallas and Elberton Prepared Foods facilities
  - Installed in Waco and Nacogdoches Prepared Foods facilities beginning in January
  - Data currently being posted on Internet for external customer review
- Real Time Statistical Analysis

# Real-Time Mgmt Summary Screen


Date Range
From 12/07/05 12:00 AM
To 12/07/05 11:59 PM
PF02
Line 1
Line 2
Table 1
100103323 - POR B/S BRST
100104465 - PORT SIZ 205G
Table 2
100104465 - PORT SIZ 205G
Table 3
000056811 - Finished Weight - Histogram
Finished Weight
Powered by Dundas Chart
000056811 - Finished Product Temperature
Finished Product Temperature
Powered by Dundas Chart
000056811 - Weight in pounds - SPC XR
UCL = 24.85
LCL = 23.72
UCL = 1.12
LCL = -.3
AverageResult
Range
Powered by Dundas Chart
000056811 - Weight in pounds - Data Table
Results
DateTime
Results
Average
12/7/2005 7:35 24.64 24.64
12/7/2005 8:22 24.42 24.42
12/7/2005 8:44 24.06 24.06
12/7/2005 9:20 24.26 24.26
12/7/2005 9:53 24.1 24.1
12/7/2005 10:20 24.24 24.24
12/7/2005 11:10 24.22 24.22
12/7/2005 11:35 24.46 24.46
12/7/2005 12:15 24.16 24.16
Target Val 24
UoM LB
Lower Spec Limit 24
Upper Spec Limit 26
Refresh
From 12/07/05 12:00 AM
To 12/07/05 11:59 PM

# Leading-Edge Technology

**Automated Bax - Bacteria Testing System**

- PCR (DNA linked) technology
  - Installed approx one year ahead of USDA incorporating this system in its regional labs

**Antimicrobials**

- Continued evaluation and utilization of antimicrobial systems for the processing of raw meat and ready-to eat products

**USDA Salmonella results**

- Well below USDA regulated standard for Salmonella
- Results averaged across all our processing facilities is less than half of the regulated standard
- Results are approx one-half of the industry average reported three months ago

# Initiatives to Prevent, Isolate and Contain Avian Influenza

## Ongoing Company-wide Initiatives

- Biosecurity
  - Basics
    - Only one avian species per farm
    - Birds raised inside houses
    - Only one age of bird on each farm
    - All in / All out production cycles
- Surveillance

## NCC program 100% testing

# Procedure


Suspicious result
Company isolation
RETEST
NEGATIVE
Confirmation
Federal Reference Lab
(NVSL)
POSITIVE
Release
Company isolation
LPAI
State Quarantine

# Impact on the Environment

- Burial and landfill being replaced by:
  - In-house composting
  - Composting in specialized bags
  - Carcass pasteurization
- Virus is contained and inactivated
- Compost moved outside to allow cleaning and disinfection of the poultry house prior to repopulating

# Avian Influenza (AI) Facts

- Main Point: AI is a health issue NOT a food safety issue
  - Flu is not transmitted by food
- Pre-harvest screening would block LPAI H5 or H7 from being processed
- Even if virus is present, people do not consume poultry rare and virus is eliminated through normal cooking procedures
- No history of H5N1 highly pathogenic avian influenza virus in the US and it is not here now

# Serious About Our Mission

- Our job is outstanding customer satisfaction every day.
- Our vision is to be a world class food company… better than the rest.

***"We will remain a strong company that has instilled both consumer and customer confidence"***

## Proven Performance, Poised for Growth





# Driving Value-Added Sales Growth

**Robert Wright**

Executive Vice President, Sales and Marketing

*February 7, 2006*

# Long History of Top-Line Growth

- Grow organically and by acquisition
- Strong commitment to value-added chicken products
- Possess core competencies that differentiate PPC from competitors:
  - Experienced and creative R&D staff
  - Understand requirements of restaurants and their customers
  - Account for current and forecast for future consumer trends

# Extensive Customer Recognition

- Great testimony to our capabilities and our people
- Several companies have named PPC their "Supplier of the Year"

***Outstanding Customer Satisfaction…Every Day!***

# Pilgrim's Continues to Make Headline News


SPORTS
HERALD
Pilgrim's Named Supplier of the Year

## 2005 Awards Include:

- Distinguished Supplier
- Vendor Partnership
- Quality Supplier of the Year
- Outstanding Vendor of the Year
- Poultry Supplier of the Year
- Quality Systems Audit Award

# National Coverage Across All Sales Channels

- Broadline Distributors
- Fresh Foodservice
- National Account QSR
- Industrial / Ingredient
- Retail

# Sales Channels

- Prepared Foods Foodservice
  - National account restaurants
  - Broad-line Foodservice Distributors
  - Retail
- Prepared Foods Retail
  - Retail Grocery Stores
  - Club Stores
- Fresh Foodservice
  - Fresh Foodservice Restaurants
  - Broad-line Foodservice Distributors
- Fresh Retail
  - Retail Grocery Stores
  - Club Stores
- Export
  - International Markets



Fresh Foodservice 34.5%
Fresh Retail 13.3%
Export 8.7%
Other Chicken By Products 0.4%
Prepared Foods Retail 6.7%
Prepared Foods Foodservice 36.4%

U.S. Chicken Sales
LTM Period Ending 12/31/05

# Prepared Foods Growth and Focus is Our Competitive Differentiator


($MM)
CAGR
1999 - 2003 12.6%
1999 - 2005 22.8%
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$555.8
$28.1
$527.7
$637.1
$47.7
$589.4
$735.3
$103.2
$632.1
$818.2
$158.3
$659.9
$894.3
$163.0
$731.3
$1,767.6
$213.8
$1,553.8
$1,906.3
$283.4
$1,622.9
1999
2000
2001
2002
2003
2004
2005
Foodservice
Retail

# Prepared Foods Chicken Product Mix Focused on Highest-Value Products


(MM of lbs.)
CAGR
1999 – 2003 15.4%
1999 – 2005 21.7%
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
221.1
67.1
294.9
68.9
340.9
82.6
356.2
113.4
392.7
129.9
709.4
115.1
719.8
135.2
1999
2000
2001
2002
2003
2004
2005
Fully Cooked, Breaded/Marinated
IQF/Other

# National Accounts

## Market penetration

- Historically, national accounts have been key growth driver of prepared foods business
- Sell to 9 of top 10 national accounts

## Product mix focus on value-added

- 43.8% of prepared foods sales
- 51.8% of prepared foods foodservice sales

# Chicken Tender Salad



# Grilled Chicken Caesar Salad



# Foodservice Distributors
# Sales Strategy

**Gain entry into locations where we do not currently have strong presence**

- Deeper penetration in existing accounts
- Attract new business by providing superior alternative to market leader

***Note: There are few competitors, high barrier to entry and segment is growing approx 4% annually***

# Retail Channel Sales Strategies

- Optimize profitability.  Continue to grow.

  **Three areas of grocery store:**
  - Frozen food
  - Deli
  - Fresh meat – represents over 40% of chicken produced in the US
- Fresh meat is losing share to deli and frozen food where value-added, easy to prepare items exist
- Pilgrim's Pride Ready to Cook, Fully Cooked and "Eat Well Stay Healthy" product lines
  - Over 3,000 supermarkets carry these lines
  - Represent the fastest growing frozen chicken items in the country*

** Source: December 2005 IRI data*

# Family of Products


PILGRIM'S PRIDE
BREAST NUGGETS
FULLY COOKED
BUFFALO WINGS
FULLY COOKED
BREASTS
American Heart Association

# Case Ready


PILGRIM'S
PRIDE
100% NATURAL
DRUMSTICKS
PIERNAS
De Pollo
NET WT. 32 OZ.
(2 LBS.)


PILGRIM'S
PRIDE
100% NATURAL
Boneless-Skinless
BREASTS
with Rib Meat
PECHUGAS
con Costillas
Deshuesadas Sin Piel
NET WT. 26.4 OZ.
(1.65 LBS.)
American Heart Association

# EatWellStayHealthy



EATWELLSTAYHEALTHY
Boneless · Skinless
Italian Style Grilled Chicken Breast
EATWELLSTAYHEALTHY
99% FAT FREE · FULLY COOKED
Boneless · Skinless
Grilled Chicken Breast Fillets

# Fresh Foodservice Restaurants
# Sales Strategy

**Leverage our size to take additional share when profitable / Use as opportunity to introduce prepared food items**

- One of the largest suppliers to this channel
- Demand/supply balance provides fairly stable pricing environment

# Chicken Wraps



# Asian Chicken



# Trusted Company, Trusted Brand

- Research indicates that consumers want “natural” chicken
- USDA standards strictly define “natural”
  - Chill pack products are branded as “natural” within these guidelines
- Marketing and advertising will play to emotive qualities of brand

***Tremendous opportunity for us to leverage our consumer-trusted brand to meet growing demand for “natural” products***

# “Small Town” Commercial English Version

Commercial Break

# Hispanic Population Forecast


Hispanic Population (Millions)
20.0
15.0
10.0
5.0
35.6M
42.9M
49.3M
55.7M
63.0M
12.8%
14.7%
15.7%
17.4%
18.9%
2000
2005
2010
2015
2020


Share of New Growth 2000-2020
(27.4 million persons)
Non-Hispanic
47%
Hispanic
53%

***The Hispanic population will account for more than one-half of the new growth from 2000-2020***

*Source: Global Insight.*

# "Small Town" Commercial Spanish Version

Commercial Break

# Experienced R&D Team

- **Two regional centers for foodservice and retail customers**
  - ~30 dedicated professionals
  - 694 dedicated projects in FY2005

| | |
|---|---|
| Corporate | 193 |
| Foodservice distributor | 237 |
| Consumer | 198 |
| Other | 66 |

  - Over 200 new products designed in FY2005



***Focus on anticipating and meeting changing needs of our largest customers***

# Proven Performance, Poised for Growth

- Primary strategy is to grow prepared foods
  - Large national account presence
  - Foodservice distributor, retail deli and retail frozen food channel has room for tremendous growth
- Continue as a premier player in the foodservice channel
- Focus brand message to target audience
- Consistently deliver quality, service and value that our customers have come to expect

***Chicken is in the "sweet spot" of the protein market. It's growing, it's healthy and it's versatile.***

# Proven Performance, Poised for Growth

## Analyst / Investor Day

February 7, 2006

# Appendix

Pilgrim's Pride Corporation
- Reconciliation of Non-GAAP Measures and Other Computations

# Appendix A
# Summary Credit Ratios and Other Information

## EBITDA Reconciliation of FY2005 and LTM Periods EBITDA

| | FY2005 | LTM* Ending 1/1/05 | LTM* Ending 12/31/05 |
|---|---|---|---|
| Net Income | $ 264,979 | $ 166,564 | $ 243,086 |
| Add: | | | |
| Income Tax Expense | 138,544 | 103,273 | 117,167 |
| Interest expense, net | 43,932 | 51,909 | 40,156 |
| Depreciation and amortization | 134,944 | 117,942 | 135,227 |
| Minus: | | | |
| Amortization of capitalized financing costs | 2,321 | 2,074 | 2,332 |
| EBITDA | $ 580,078 | $ 437,614 | $ 533,304 |
| Adjustments: | | | |
| Turkey Restructuring | (5,277) | 64,160 | (5,277) |
| Other Restructuring | - | 7,923 | - |
| Turkey Recall Insurance | - | (23,815) | - |
| Turkey Recall Effects | - | 7,500 | - |
| Vitamin, Methionine and other Litigation Settlements | (11,680) | (1,031) | (11,680) |
| Adjusted EBITDA | $ 563,121 | $ 492,351 | $ 516,347 |

## Debt net of Cash Reconciliation

| | FY2005 | FY2005q1 | FY2006q1 |
|---|---|---|---|
| Total Debt | $ 527,466 | $ 534,056 | $ 508,516 |
| Less Cash | 132,567 | 171,098 | 170,276 |
| Net Debt | $ 394,899 | $ 362,958 | $ 338,240 |

*For LTM Reconciliations see Appendix B, C and D

# Appendix B
# Reconciliation - Adjusted LTM EBITDA

| | 2Q2005 Actual | 3Q2005 Actual | 4Q2005 Actual | 1Q2006 Actual | LTM Ending 12/31/05 |
|---|---|---|---|---|---|
| Net Income | $ 56,389 | $ 85,352 | $ 74,728 | $ 26,617 | $ 243,086 |
| Add: | | | | | |
| Income Tax Expense (benefit) | 34,204 | 38,324 | 34,616 | 10,023 | 117,167 |
| Interest expense, net | 9,318 | 12,322 | 10,068 | 8,448 | 40,156 |
| Depreciation and amortization | 33,777 | 30,421 | 40,681 | 30,348 | 135,227 |
| Minus: | | | | | |
| Amortization of capitalized financing costs | 580 | 590 | 581 | 581 | 2,332 |
| EBITDA | $133,108 | $165,829 | $159,512 | $74,855 | $533,304 |
| Adjustments: | | | | | |
| Turkey Restructuring | (4,440) | (837) | - | - | (5,277) |
| Other Restructuring | - | - | - | - | - |
| Turkey Asset Sales | - | - | - | - | - |
| Turkey Recall Insurance | - | - | - | - | - |
| Turkey Recall Effects | - | - | - | - | - |
| Vitamin, Methionine and other Litigation Settlements | (11,680) | - | - | - | (11,680) |
| Adjusted EBITDA | $116,988 | $164,992 | $159,512 | $74,855 | $516,347 |

# Appendix C
# Reconciliation - Adjusted FY2005 EBITDA

| | 1Q2005 Actual | 2Q2005 Actual | 3Q2005 Actual | 4Q2005 Actual | FY2005 Actual |
|---|---|---|---|---|---|
| Net Income | $ 48,509 | $ 56,389 | $ 85,352 | $ 74,729 | $ 264,979 |
| Add: | | | | | |
| Income Tax Expense (benefit) | 31,400 | 34,204 | 38,324 | 34,616 | 138,544 |
| Interest expense, net | 12,224 | 9,318 | 12,322 | 10,068 | 43,932 |
| Depreciation and amortization | 30,065 | 33,777 | 30,421 | 40,681 | 134,944 |
| Minus: | | | | | |
| Amortization of capitalized financing costs | 570 | 580 | 590 | 581 | 2,321 |
| EBITDA | $121,628 | $133,108 | $165,829 | $159,513 | $580,078 |
| Adjustments: | | | | | |
| Turkey Restructuring | - | (4,440) | (837) | - | (5,277) |
| Vitamin, Methionine and other Litigation Settlements | - | (11,680) | - | - | (11,680) |
| Adjusted EBITDA | $121,628 | $116,988 | $164,992 | $159,513 | $563,121 |

# Appendix D
# Reconciliation - Adjusted LTM EBITDA

| | 2Q2004 Actual | 3Q2004 Actual | 4Q2004 Actual | 1Q2005 Actual | LTM Ending 1/1/05 |
|---|---|---|---|---|---|
| Net Income | $ 32,951 | $ 9,814 | $ 75,290 | $ 48,509 | $ 166,564 |
| Add: | | | | | |
| Income Tax Expense (benefit) | 13,594 | 12,263 | 46,016 | 31,400 | 103,273 |
| Interest expense, net | 13,524 | 14,690 | 11,471 | 12,224 | 51,909 |
| Depreciation and amortization | 33,087 | 29,122 | 25,668 | 30,065 | 117,942 |
| Minus: | | | | | |
| Amortization of capitalized financing costs | 421 | 643 | 440 | 570 | 2,074 |
| EBITDA | $92,735 | $65,246 | $158,005 | $121,628 | $437,614 |
| Adjustments: | | | | | |
| Turkey Restructuring | - | 55,982 | 8,178 | - | 64,160 |
| Other Restructuring | - | 7,923 | - | - | 7,923 |
| Turkey Recall Insurance | - | - | (23,815) | - | (23,815) |
| Turkey Recall Effects | 7,500 | - | - | - | 7,500 |
| Vitamin, Methionine and other Litigation Settlements | (1,031) | - | - | - | (1,031) |
| Adjusted EBITDA | $99,204 | $129,151 | $142,368 | $121,628 | $492,351 |

# Appendix E
# Reconciliation - EBITDA

($ in millions, except per share figures)

| | Fiscal Year | | | | |
|---|---|---|---|---|---|
| | FY2001 | FY2002 | FY2003 | FY2004 | FY2005 |
| EBITDA Reconciliation | | | | | |
| Net Income | $ 41,137 | $ 14,335 | $ 56,036 | $ 128,341 | $ 264,979 |
| Add: | | | | | |
| Income Tax Expense (benefit) | 20,724 | (12,425) | 7,199 | 80,195 | 138,544 |
| Interest expense, net | 30,775 | 32,003 | 37,981 | 52,129 | 43,932 |
| Depreciation and amortization | 55,390 | 70,973 | 74,187 | 113,788 | 134,944 |
| Minus: | | | | | |
| Amortization of capitalized financing costs | $ 1,860 | $ 1,417 | $ 1,477 | $ 1,951 | $ 2,321 |
| EBITDA - as reported | $ 146,166 | $ 103,469 | $ 173,926 | $ 372,502 | $ 580,078 |